                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 14, 2002



                       Salomon Smith Barney Holdings Inc.
             (Exact name of registrant as specified in its charter)

New York                             1-4346                      11-2418067
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

              388 Greenwich Street, New York, New York              10013
              (Address of principal executive offices)           (Zip Code)

                                 (212) 816-6000
              (Registrant's telephone number, including area code)
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                       SALOMON SMITH BARNEY HOLDINGS INC.
                           Current Report on Form 8-K

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibits:

     Exhibit No.  Description
     -----------  -----------
         1.01     Terms Agreement, dated August 14, 2002, between the Company and Salomon Smith Barney Inc., as the underwriter, relating to the offer and sale of the Company's Equity Linked Securities
                  (ELKS(SM)) based on the common stocks of Applied Materials,
                  Inc., General Electric Company, The Home Depot, Inc., J.P.
                  Morgan Chase & Co. and Pfizer Inc. due August 20, 2003.

         4.01     Form of Note for the Company's Equity Linked Securities
                  (ELKS(SM)) based on the common stocks of Applied Materials, Inc., General Electric Company, The Home Depot, Inc., J.P.
                  Morgan Chase & Co. and Pfizer Inc. due August 20, 2003.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 19, 2002                              SALOMON SMITH BARNEY
                                                      HOLDINGS INC.



                                                     By:   /s/ Mark I. Kleinman
                                                           Mark I. Kleinman
                                                           Treasurer